Debt and Banking Arrangements	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt and Banking Arrangements
Debt and Banking Arrangements
The following table presents a summary of our debt as of the dates indicated below.

	December 31,
	2017 (a)	2016 (a)
	(Millions)
Credit facility agreement	$—	$—
7.500% Senior Notes due 2020	350	500
6.000% Senior Notes due 2022	1,100	1,100
8.250% Senior Notes due 2023	500	500
5.250% Senior Notes due 2024	650	500
Other	—	1
Total debt	$2,600	$2,601
Less: Current portion of long-term debt	—	—
Total long-term debt	$2,600	$2,601
Less: Debt issuance costs(b)	25	26
Total long-term debt, net(b)	$2,575	$2,575
__________

(a)	Interest paid on debt totaled $178 million, $194 million and $120 million for 2017, 2016 and 2015, respectively.

(b)	Debt issuance costs related to our Credit Facility are recorded in other noncurrent assets on the Consolidated Balance Sheets.
Credit Facility
On March 18, 2016, the Company entered into a Second Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as Administrative Agent, Lender and Swingline Lender and the other lenders party thereto (the “Credit Facility”). The Credit Facility, as amended, is now a $1.2 billion senior secured revolving credit facility with a maturity date of October 28, 2019. Based on our current credit ratings, a Collateral Trigger Period applies making the Credit Facility subject to certain financial covenants and a Borrowing Base as described below. The Credit Facility may be used for working capital, acquisitions, capital expenditures and other general corporate purposes. The financial covenants in the Credit Facility may limit our ability to borrow money, depending on the applicable financial metrics at any given time. As of December 31, 2017, WPX had no borrowings outstanding, had $70 million of letters of credit issued under the Credit Facility and was in compliance with our covenants under the credit agreement.
Borrowing Base. During a Collateral Trigger Period, loans under the Credit Facility are subject to a Borrowing Base as calculated in accordance with the provisions of the Credit Facility. In October 2017, the Borrowing Base was increased to $1.5 billion and will remain in effect until the next Redetermination Date as set forth in the Credit Facility. At this time, the Credit Facility Agreement is limited by the total commitments on the Credit Facility which remained at $1.2 billion. The Borrowing Base is recalculated at least every six months per the terms of the Credit Facility.
Terms and Conditions. The Credit Facility will initially be guaranteed by certain subsidiaries of the Company (excluding subsidiaries holding Midstream Assets and subsidiaries meeting other customary exclusion criteria), as Guarantors, and secured by substantially all of the Company’s and the Guarantors’ assets (including oil and gas properties), subject to customary exceptions and carve outs (which shall also exclude Midstream Assets and the equity interests of subsidiaries holding Midstream Assets). Such obligations shall terminate on the earlier of any applicable Collateral Trigger Termination Date (as described below) or the date on which all liens held by the Administrative Agent for the benefit of the secured parties are released pursuant to the terms of the Credit Facility.
The Collateral Trigger Termination Date is the first date following the date of the closing of the Credit Facility and the first date following any Collateral Trigger Date, as applicable, on which:

(1)
(i) the Company’s Corporate Rating is BBB- or better by S&P (without negative outlook or negative watch) or (ii) Baa3 or better by Moody’s (without negative outlook or negative watch), provided that the other of the two Corporate Ratings is at least BB+ by S&P or Ba1 by Moody’s; or

(2)
both (i) the ratio of Consolidated Net Indebtedness to Consolidated EBITDAX (for the most recently ended four consecutive fiscal quarters) is less than or equal to 3.00 to 1.00 and (ii) the Corporate Rating is (A) at least Ba1 by Moody’s and at least BB by S&P or (B) at least Ba2 by Moody’s and at least BB+ by S&P.

Interest and Commitment Fees. Interest on borrowings under the Credit Facility is payable at rates per annum equal to, at the Company’s option: (1) a fluctuating base rate equal to the alternate base rate plus the applicable margin, or (2) a periodic fixed rate equal to LIBOR plus the applicable margin. The alternate base rate will be the highest of (i) the federal funds rate plus 0.5 percent, (ii) the Prime Rate, and (iii) one-month LIBOR plus 1.0 percent. The Company is required to pay a commitment fee based on the unused portion of the commitments under the Credit Facility. The applicable margin and the commitment fees during a Collateral Trigger Period are determined by reference to a utilization percentage as set forth in the Credit Facility. The applicable margin and the commitment fee other than during a Collateral Trigger Period are determined by reference to a pricing schedule based on the Company’s senior unsecured non-credit enhanced debt ratings.
Significant Financial Covenants.
Currently, the Company is required to maintain:

•
ratio of Consolidated Secured Indebtedness to Consolidated EBITDAX (for the most recently ended four consecutive fiscal quarters) of not greater than 3.25 to 1.00 as of the last day of any fiscal quarter ending on or before December 31, 2017 and 3.00 to 1.00 thereafter; and

•
a ratio of consolidated current assets (including the unused amount of the Borrowing Base) of the Company and its consolidated subsidiaries to the consolidated current liabilities of the Company and its consolidated subsidiaries as of the last day of any fiscal quarter of at least 1.0 to 1.0.

If a Collateral Trigger Termination Date occurs, other financial covenants would apply.
Covenants. The Credit Facility contains customary representations and warranties and affirmative, negative and financial covenants (as described above) which were made only for the purposes of the Credit Facility and as of the specific date (or dates) set forth therein, and may be subject to certain limitations as agreed upon by the contracting parties. The covenants limit, among other things, the ability of the Company’s subsidiaries to incur indebtedness; the ability of the Company and its subsidiaries to grant certain liens, make restricted payments, materially change the nature of its or their business, make investments, guarantees, loans or advances in non-subsidiaries or enter into certain hedging agreements; the ability of the Company’s material subsidiaries to enter into certain restrictive agreements; the ability of the Company and its material subsidiaries to enter into certain affiliate transactions; the ability of the Company and its subsidiaries to redeem any senior notes; and the Company’s ability to merge or consolidate with any person or sell all or substantially all of its assets to any person. The Company and its subsidiaries are also prohibited from using the proceeds under the Credit Facility in violation of Sanctions (as defined in the Credit Facility). In addition, the representations, warranties and covenants contained in the Credit Facility are subject to certain exceptions and/or standards of materiality applicable to the contracting parties.
Events of Default. The Credit Facility includes customary events of default, including events of default relating to:

•	non-payment of principal, interest or fees;

•	inaccuracy of representations and warranties in any material respect when made or when deemed made;

•	violation of covenants;

•	cross payment-defaults;

•	cross acceleration;

•	bankruptcy and insolvency events;

•	certain unsatisfied judgments;

•	a change of control; and

•	during any secured period, the failure of the collateral documents to be in effect or a lien to be valid and perfected.
If an event of default with respect to a borrower occurs under the Credit Facility, the lenders will be able to terminate the commitments and accelerate the maturity of the loans of the defaulting borrower under the Credit Facility and exercise other rights and remedies.
Senior Notes
The following table summarizes the face values, maturity dates, semi-annual interest payment dates, and optional redemption periods related to the Company’s outstanding unsecured senior note obligations at December 31, 2017.

Senior Note	Face Value (Millions)	Maturity Date	Interest Payment Dates	Optional Redemption Period(a)
7.500% Senior Notes due 2020 (the “2020 Notes”)	$350	August 1, 2020	February 1, August 1	July 1, 2020
6.000% Senior Notes due 2022 (the “2022 Notes”)	$1,100	January 15, 2022	January 15, July 15	October 15, 2021
8.250% Senior Notes due 2023 (the “2023 Notes”)	$500	August 1, 2023	February 1, August 1	June 1, 2023
5.250% Senior Notes due 2024 (the “2024 Notes”)	$650	September 15, 2024	March 15, September 15	June 15, 2024
 __________

(a)
At any time prior to these dates, we have the option to redeem some or all of the notes at a specified “make whole” premium as described in the indenture(s) governing the notes to be redeemed. On or after these dates, we have the option to redeem the notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date as more fully described in the indenture.

During third-quarter 2017, we issued an additional $150 million of our 5.25% senior notes due 2024. The proceeds were used to fund the tender offer of $150 million of our 7.50% senior notes due 2020.  As a result, we recorded a loss on extinguishment of debt of $17 million.
The terms of the indentures governing our 2020 Notes, 2022 Notes, 2023 Notes and 2024 Notes are substantially identical.
Change of Control. If we experience a change of control (as defined in the indentures governing the notes) accompanied by a specified rating decline, we must offer to repurchase the notes of such series at 101% of their principal amount, plus accrued and unpaid interest.
Covenants. The terms of the indentures governing our notes restrict our ability and the ability of our subsidiaries to incur additional indebtedness secured by liens and to effect a consolidation, merger or sale of substantially all our assets. The indentures also require us to file with the trustee and the SEC certain documents and reports within certain time limits set forth in the indentures. However, these limitations and requirements are subject to a number of important qualifications and exceptions. The indentures do not require the maintenance of any financial ratios or specified levels of net worth or liquidity.
Events of Default. Each of the following is an “Event of Default” under the indentures with respect to the notes of any series:
(1) a default in the payment of interest on the notes when due that continues for 30 days;
(2) a default in the payment of the principal of or any premium, if any, on the notes when due at their stated maturity, upon redemption, or otherwise;
(3) failure by us to duly observe or perform any other of the covenants or agreements (other than those described in clause (1) or (2) above) in the indenture, which failure continues for a period of 60 days, or, in the case of the reporting covenant under the indenture, which failure continues for a period of 90 days, after the date on which written notice of such failure has been given to us by the trustee; provided, however, that if such failure is not capable of cure within such 60-day or 90-day period, as the case may be, such 60-day or 90-day period, as the case may be, will be automatically extended by an additional 60 days so long as (i) such failure is subject to cure and (ii) we are using commercially reasonable efforts to cure such failure; and
(4) certain events of bankruptcy, insolvency or reorganization described in the indenture.
See Note 17 for a discussion of updates to our Credit Facility Agreement and senior notes subsequent to December 31, 2017.